UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2007

ARROW INTERNATIONAL, INC

(Exact name of registrant as specified in its charter)

Pennsylvania	0-20212	23-1969991
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)

2400 Bernville Road, Reading, Pennsylvania, 19605
(Address of principal executive offices) (Zip Code)
(610) 378-0130
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1: CHANGE OF CONTROL BONUS AND SEVERANCE AGREEMENT
EX-10.2: ADDENDUM TO LETTER OF EMPLOYMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On August 9, 2007, Kenneth E. Imler, Senior Vice President of Regulatory Affairs and Quality Assurance of Arrow International, Inc. (the “Company”), executed a Change of Control Bonus and Severance Agreement with the Company. A copy of the agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
     Also attached hereto as Exhibit 10.2 and incorporated herein by reference is a copy of the Addendum to Letter of Employment Agreement between Mr. Imler and the Company regarding relocation expenses, which was executed on December 14, 2005.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

10.1	Change of Control Bonus and Severance Agreement between Kenneth E. Imler and Arrow International, Inc.

10.2	Addendum to Letter of Employment Agreement between Kenneth E. Imler and Arrow International, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARROW INTERNATIONAL, INC.
Date: August 15, 2007	By:	/s/ John C. Long
John C. Long
Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Change of Control Bonus and Severance Agreement between Kenneth E. Imler and Arrow International, Inc.

10.2	Addendum to Letter of Employment Agreement between Kenneth E. Imler and Arrow International, Inc.